Exhibit 10.1

4934 - 1975 - 2527.1 AMENDED AND RESTATED ASSET - FOR - SHARE EXCHANGE AGREEMENT THIS AMENDED AND RESTATED ASSET - FOR - SHARE EXCHANGE AGREEMENT (the “ Agreement ”) is made and entered into as of June 24 , 2025 , by and between Z Squared Inc . , a Wyoming corporation (“ Z Squared ”) and BSG Series CM a South Carolina Limited Liability Company (“ Transferor ”) . RECITALS WHEREAS , Transferor owns certain computer equipment described in Schedule A attached hereto (the “ Assets ”) ; WHEREAS , on April 25 , 2025 , Coeptis Therapeutics Holdings Inc . , a Delaware corporation (“ Coeptis ”), entered into an Agreement and Plan of Merger (the “ Merger Agreement ”) with CP Merger Sub Inc . , a Wyoming corporation and wholly - owned subsidiary of Coeptis, and Z Squared (the “ Merger Transaction ”), which is currently anticipated to close in 2025 ; WHEREAS , concurrently and in connection with the closing of the Merger Transaction, Z Squared desires to acquire the Assets from Transferor in exchange for consideration consisting of shares of Z Squared’s common stock, par value $ 0 . 001 per share (“ Common Stock ”) (the “ Consideration ”) ; WHEREAS , Transferor desires to contribute the Assets to Z Squared in exchange for the Consideration, subject to the terms and conditions set forth herein ; WHEREAS , in connection with the transaction described above, on April 25 , 2025 , Z Squared and Transferor entered into the Asset - for - Share Exchange Agreement (the “ Prior Agreement ”) ; and WHEREAS , Z Squared and Transferor desire to enter into this Agreement to amend and restate, and supersede in its entirety, the Prior Agreement . NOW, THEREFORE, BE IT RESOLVED , in consideration of the mutual covenants and promises contained herein, the parties hereto, intending to be legally bound, hereby agree as follows : 1. Transfer of Assets . 1. Transferor hereby agrees to transfer, assign, and convey to Z Squared all rights, title, and interest in and to the Assets, free and clear of all liens, encumbrances, and claims. 2. The transfer shall be effective upon the Closing (as defined in Section 4 below). 2. Consideration . At the Closing, as consideration for the transfer, assignment, and conveyance of the Assets pursuant to this Agreement, Z Squared shall deliver to Transferor, equity consideration consisting of 40 , 446 , 956 shares of Z Squared Common Stock issued at a cost basis

2 of $ 16 . 00 per share (the “ Shares ”), free and clear of any liens or encumbrances (except for any applicable securities law restrictions) . The Shares shall be issued pursuant to an exemption from registration under the Securities Act of 1933 , as amended, and shall bear an appropriate restrictive legend to that effect . Transferor acknowledges that the Shares may be subject to restrictions on transfer under applicable securities laws . 3. Representations and Warranties . 1. By Transferor. Transferor represents and warrants that: (a) Transferor has full right, power, and authority to enter into this Agreement and transfer the Assets; (b) The Assets are free from all liens, claims, and encumbrances; (c) Transferor is duly organized and in good standing under the laws of its jurisdiction; and (d) Transferor has taken all necessary corporate actions to authorize this Agreement and the transactions contemplated herein. 2. By Z Squared. Z Squared represents and warrants that: (a) Z Squared has full right, power, and authority to enter into this Agreement and issue the Shares; (b) The Shares, when issued, will be duly authorized, validly issued, and fully paid; (c) Z Squared is duly organized and in good standing under the laws of its jurisdiction; and (d) Z Squared has taken all necessary corporate actions to authorize this Agreement and the transactions contemplated herein. 4. Closing . 1. The closing of this transaction (the “ Closing ”) shall take place immediately prior to the closing of the Merger Transaction, provided that such Merger Transaction and this Agreement are in compliance with the order issued by the U . S . Securities and Exchange Commission as set forth in Securities and Exchange Commission v . David Feingold, Joseph B . Baldassarra, Steven S . Baldassarra, Broad Street Global Management, LLC, Case No . 1 : 25 - cv - 20436 - DPG, Order Granting Stipulated Motion to Appoint a Monitor and Other Additional Relief (S . D . Fla . Apr . 21 , 2025 ) and, inter alia , all monitoring provisions and approval obligations imposed thereby and related thereto . 2. At the Closing: (a) Transferor shall deliver the Assets to Z Squared;

3 (b) Z Squared shall issue and deliver the Shares to Transferor; and (c) The parties shall execute and deliver such other documents as may be necessary to effectuate the transfer. 5. Lock - Up . Notwithstanding any rights otherwise available, the Transferor agrees that it shall not, directly or indirectly, place or execute any orders to sell, dispose of, or otherwise transfer the Shares of Z Squared’s Common Stock unless the volume - weighted average price (VWAP) of Z Squared’s Common Stock over the 10 consecutive trading days immediately prior to the proposed sale date is greater than $ 16 . 00 per share, as reported by a national securities exchange . (a) For purposes of this provision, “VWAP” shall mean the daily volume - weighted average price of the Common Stock on each trading day, calculated by dividing (i) the total dollar value of all trades in the Common Stock on such day by (ii) the total trading volume of the Common Stock on such day . (b) Any sale order entered in violation of this provision shall be deemed null and void, and Z Squared shall have no obligation to recognize or process such transaction . 6. Leak - Out . Transferor agrees that, commencing on the date that Z Squared’s Common Stock becomes publicly traded on a national securities exchange or recognized over - the - counter market, and continuing for a period of eighteen (18) months thereafter (the “Leak - Out Period”), the following restrictions shall apply to any sale, transfer, or disposition of the Shares : (a) Monthly Sale limitation . Transferor may not sell, in any calendar month during the Leak - Out Period, more than one - eighteenth ( 1 / 18 ) of the total number of Shares beneficially owned by Transferor as of the commencement of the Leak - Out Period (the “Monthly Allotment”) . (b) Sales at the Ask . All sales must be executed at the then - current publicly quoted ask price (i . e . , at the offer price), and not below such ask price . Sales at the bid or through market orders priced below the ask are expressly prohibited . (c) Short Selling Prohibited . Transferor agrees not to engage in any short sales, hedging, or similar transactions involving the Shares during the Leak - Out Period . This includes both direct short sales and equivalent derivative transactions . (d) Daily Volume Limitation . In addition to the Monthly Allotment restriction, Transferor shall not, on any trading day, sell an amount of Shares that exceeds five percent ( 5% ) of the average daily trading volume (ATV) of Z Squared’s Common Stock over the ten (10) trading days immediately preceding such sale . “ATV” shall be calculated based on publicly available trading data reported by the principal market . (e) For purposes of these restrictions, sales by affiliated entities, family members, or trusts under the control of Transferor shall be aggregated with the Transferor’s sales .

4 7. Conditional Suspension of Lock - Up/Leak - Out Restrictions . Notwithstanding anything to the contrary set forth in this Agreement, Z Squared and Transferor agree that, in the event that the publicly quoted closing price of Z Squared’s Common Stock equals or exceeds Thirty - Five U . S . Dollars ( $ 35 . 00 ) per share (as reported on the principal trading market) for any two (2) consecutive trading days, then, effective as of the second such trading day : (a) All Lock - Up and Leak - Out restrictions applicable to the Transferor under Sections 5 and 6 of this Agreement shall be immediately and automatically suspended ; and (b) Transferor shall thereafter be permitted to freely sell, transfer, or otherwise dispose of any or all of its Shares without volume, timing, or pricing restrictions ; provided, however, that if the publicly quoted closing price of Z Squared’s Common Stock falls below Thirty - Five U . S . Dollars ( $ 35 . 00 ) per share for any two (2) consecutive trading days thereafter, then, effective as of the second such trading day below such threshold : the Lock - Up and Leak - Out restrictions set forth in Sections 5 and 6 shall be reinstated and shall continue to apply in accordance with their original terms for the remainder of the applicable restriction period, unless and until the $ 35 . 00 threshold is again met for two (2) consecutive trading days, in which case the foregoing suspension and reinstatement mechanism shall again apply . 8. Indemnification . Each party shall indemnify, defend, and hold harmless the other party from any losses, liabilities, or claims arising from any breach of its representations, warranties, or obligations under this Agreement . 9. Miscellaneous . 1. Waiver, Amendment . Neither this Agreement nor any provisions hereof or thereof shall be modified, changed or discharged, except by an instrument in writing, signed by Z Squared and the Transferor . 2. Assignability . Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either Z Squared or the Transferor without the prior written consent of the other . 3. Governing Law . This Agreement shall be governed by and construed in accordance with the laws of the State of Wyoming, without giving effect to such state’s rules concerning conflicts of laws that might provide for any other choice of law . 4. Submission to Jurisdiction . Each of Z Squared and the Transferor : (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted exclusively in the courts of the State of Wyoming ; (b) solely on behalf of itself waives any objection that it may now or hereafter have to the venue of any such suit, action or proceeding ; and (c) irrevocably consents to the jurisdiction of the aforesaid courts in any such suit, action or proceeding . Each of Z Squared and the Transferor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law .

5 5. Binding Effect . The provisions of this Agreement shall be binding upon and accrue to the benefit of Z Squared and the Transferor and their respective heirs, legal representatives, successors and assigns . This Agreement constitutes the entire agreement between Z Squared and the Transferor with respect to the subject matter hereof and supersedes and preempts any prior understandings or agreements by or between the parties, written or oral, which may have related to the subject matter hereof in any way, including the Prior Agreement . This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts (including by facsimile, electronic mail (including any electronic signature covered by the U . S . federal ESIGN Act of 2000 , Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e . g . , www . docusign . com) or other electronic means, including telecopy, email or otherwise), and all of said counterparts taken together shall be deemed to constitute one and the same instrument . Delivery of an executed signature page of this Agreement by facsimile or other transmission ( e . g . , “pdf” format) shall be effective as delivery of a manually executed counterpart hereof . 6. Amendments . This Agreement may not be amended except in writing signed by both parties . 7. Severability . If any term or provision of this Agreement (in whole or in part) is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction . 8. Survival . The representations and warranties of Z Squared and the Transferor contained in this Agreement shall survive the consummation of the transactions contemplated hereby . [Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above. TRANSFEROR : BSG SERIES CM LLC By: Name: Edward Faas Title: Authorized Signor Z SQUARED : Z SQUARED INC. By: Name: David Halabu Title: Chief Executive Officer [Signature Page to Amended & Restated Asset - for - Share Exchange Agreement]

SCHEDULE A Assets